EXHIBIT 99.3

                 OCEAN WEST HOLDING CORPORATION AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                        CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet as of March 31, 2005(Unaudited)....... F-19

Pro Forma Consolidated Statements of Operations for the
year ended December 31, 2004 and for the three months
ended March 31, 2005 (Unaudited)........................................... F-20

Notes to Pro Forma Consolidated Financial Statements....................... F-21

                 Ocean West Holding Corporation and Subsidiaries

            Introduction to Pro Forma Condensed Financial Statements

                                   (UNAUDITED)

The accompanying unaudited pro forma condensed balance sheet as of March 31, 2005 gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the nine months ended March, 31 2005, gives effect to the Acquisition as if it occurred on the first day of the period presented.

The fiscal year end of Ocean West Holding Corporation is September 30, 2004 whereas the fiscal year end for InfoByPhone is December 31, 2004 The historical condensed statements of operations for the year ended September 30, 2004 were derived from Ocean West Holding Corporation's audited statement of operations for the year ended September 30, 2004 and InfoByPhone audited statement of operations for the year ended December 31, 2004.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

o Accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements;

o The Company's historical audited consolidated financial statements and notes included in the Company's annual report is on Form 10-KSB for the fiscal year ended September 30, 2004; and

o InfoByPhone historical audited financial statements and notes for the fiscal year ended December 31, 2004 and unaudited financial statements and notes for the three months ended March 31, 2005 (included in this Form 8-K/A filing).

                 OCEAN WEST HOLDING CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATING BALANCE SHEETS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                     ASSETS

                                                                                        Pro Forma Adjustments
                                                                                  --------------------------------
                                                  Ocean West
                                                    Holding                                                             Pro Forma
                                                 Corporation     Infobyphone          Debit              Credit           Amount
                                                 ------------    -----------      ------------        ------------    -------------
Current assets:
     Cash and cash equivalents                   $    124,080    $        --                    (1)        124,080    $          --
     Accounts receivable                                   --          1,350                                                  1,350
     Receivable from loans sold                     6,137,020             --                    (1)      6,137,020               --
     Mortgage loans held for sale                     357,006             --                    (1)        357,006               --
     Stock subscription receivable                  1,022,425                                   (1)      1,022,425               --
     Prepaid and other current assets                 268,748                                   (1)        268,748               --
     Assets of discontinued operations                                    -- (1)     8,592,692                            8,592,692
                                                 ------------    -----------                                           ------------

        Total current assets                        7,909,279          1,350                                              8,594,042
                                                 ------------    -----------                                           ------------

Property and equipment, net                           251,696         22,645                    (1)        251,696           22,645
                                                 ------------    -----------                                           ------------

Other assets:
     Originated mortgage servicing rights              37,587             --                    (1)         37,587               --
     Loans held for investment                        327,700                                   (1)        327,700               --
     Deposits                                          66,430          1,500                    (1)         66,430            1,500
                                                 ------------    -----------                                           ------------

        Total other assets                            431,717          1,500                                                  1,500
                                                 ------------    -----------                                           ------------

                                                 $  8,592,692    $    25,495                                           $  8,618,187
                                                 ============    ===========                                           ============

Current liabilities:
     Cash overdraft                              $         --    $     2,437                                                $ 2,437
     Accounts payable and accrued expenses          1,239,735        122,657 (1)     1,219,064                              143,328
     Deferred revenue                                                  5,712                                                  5,712
     Client trust payable                                                 --                                                     --
     Due to Stockholder                                25,247                (1)        25,247                                   --
     Current maturities of long-term debt             892,000             -- (1)       892,000                                   --
     Current maturities of capital lease                                                                                         --
        obligations                                    50,672             -- (1)        50,672                                   --
     Current maturities of notes payable
        stockholders                                       --                                                                    --
     Warehouse lines of credit                      6,526,545                (1)     6,526,545
     Liabilities of discountinued operations                              --                   (1)       9,283,217        9,283,217
                                                 ------------    -----------                                           ------------

        Total current liabilities                   8,734,199        130,806                                              9,434,694

Long-term liabilities:
     Long-term debt, less current maturities          542,250             -- (1)       542,250                                   --
     Capital lease obligation less current
        maturities                                     12,440                (1)        12,440                                   --
     Amount due to related party                       15,000             -- (1)        15,000                                   --
                                                 ------------    -----------                                           ------------

        Total long-term liabilities                   569,690             --                                                     --

Stockholders' equity (deficiency):
     Preferred stock:
        Series C                                      100,000             -- (2)       100,000                                   --
        Series E                                      170,000             -- (2)       170,000                                   --
        Series F                                      105,000             -- (2)       105,000                                   --
        Series G                                      200,000             -- (2)       200,000                                   --
        Series I                                       12,500             -- (2)        12,500                                   --
        Series L                                    1,000,000             -- (2)     1,000,000                                   --
        Series M                                           --             --                --                  --               --
        Series N                                    2,250,000                (2)     2,250,000                                   --
     Class B common stock                               2,101             -- (2)         2,101                                   --
     Class D common stock                                  --             --                                                     --
     Common stock                                      55,861            260                    (2)         25,771           86,892
                                                                                                (1)          5,000
     Additional paid-in capital                     1,543,194        867,399 (2)        25,771  (1)      2,940,526          159,571
                                                                             (1)     6,149,853  (2)      1,589,602               --
                                                                             (1)       690,526  (1)         85,000               --

     Deferred stock compensation                                    (178,125)                                              (178,125)
                                                                                                                                 --
     Accumulated deficit                           (6,149,853)      (794,845)(1)        90,000  (1)      6,149,853         (884,845)

                                                 ------------    -----------                                           ------------
        Total stockholders' equity (deficiency)      (711,197)      (105,311)                                              (816,507)
                                                 ------------    -----------                                           ------------

                                                 $  8,592,692    $    25,495        28,671,661          28,671,661     $  8,618,187
                                                 ============    ===========                                           ============

                 OCEAN WEST HOLDING CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATING STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

                                                                                  Proforma Adjustments
                                                                            ---------------------------------
                                         Ocean West
                                          Holding                                                                 Pro Forma
                                        Corporation      Infobyphone            Debit               Credit          Amount
                                        ------------     ------------       ------------         ------------    ------------
Revenues:

      Revenue                           $  7,187,688     $      2,848 (1)   $  7,187,688                         $      2,848
Operating expenses:
      Other general and administrative
         expenses                          5,905,989          279,927                    (1)        5,695,303         490,613
      Salaries and wages                   3,071,317           36,215                    (1)        3,071,317          36,215
      Research and development                                 33,032                                                  33,032
      Cost of revenue                                          74,934                                                  74,934
      Professional fees                                       127,845                                                 127,845
      Payroll expense                                         198,865                                                 198,865
      Stock compensation                                       46,875 (1)         90,000                              136,875
      Payroll taxes                          591,241                                     (1)          591,241              --
      Depreciation & Amortization            140,062                                     (1)          140,062              --
                                        ------------     ------------                                            ------------
           Total operating expenses        9,708,609          797,693                                               1,098,379

(Loss) income from operations             (2,520,921)        (794,845)                                             (1,095,531)

(Loss) income before provision for
   income taxes                           (2,520,921)        (794,845)                                             (1,095,531)

Provision for income taxes                    23,950                                     (1)           23,950
                                        ------------     ------------                                            ------------

Discontinued operations                                               (1)      2,334,185                           (2,334,185)

Net (loss) income                         (2,544,871)        (794,845)                                             (1,095,531)

Dividends on preferred shares               (153,008)               -                                                      --
                                        ------------     ------------                                            ------------

Net (loss) income applicable to
   common stockholders                  $ (2,697,879)    $   (794,845)                                           $ (3,429,716)
                                        ============     ============                                            ============

                 OCEAN WEST HOLDING CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATING BALANCE SHEETS
                                 MARCH 31, 2005

                                     ASSETS

                                                                                       Proforma Adjustments
                                                                                  --------------------------------
                                                  Ocean West
                                                   Holding
                                                 Corporation     Infobyphone          Debit              Credit
                                                 ------------    -----------      ------------        ------------
Current assets:
     Cash and cash equivalents                   $    154,445    $    35,398      $         -- (1)    $    154,445    $      35,398
     Restricted cash                                       --             --                                                     --
     Receivable from loans sold                     3,040,143             --                   (1)       3,040,143               --
     Mortgage loans held for sale                      85,694             --                                85,694               --
     Prepaid and other current assets               1,051,363             --                   (1)       1,051,363               --
     Assets of discontinued operations                                    -- (1)     4,925,307                            4,925,307
                                                 ------------    -----------                                          -------------

         Total current assets                       4,331,645         35,398                                              4,960,705
                                                 ------------    -----------                                          -------------

Property and equipment, net                           196,428         21,571                   (1)         196,428           21,571
                                                 ------------    -----------                                          -------------

Other assets:
     Originated mortgage servicing rights              34,371             --                   (1)          34,371               --
     Loans held for investment                        327,700          1,500                   (1)         327,700            1,500
     Due from OWHC
     Investment in OWE
     Deposits                                          35,163             --                   (1)          35,163               --
                                                 ------------    -----------                                          -------------

         Total other assets                           397,234          1,500                                                  1,500
                                                 ------------    -----------                                          -------------

                                                 $  4,925,307    $    58,469                                          $   4,983,776
                                                 ============    ===========                                          =============

Current liabilities:
     Accounts payable and accrued expenses       $  1,323,348       $ 93,042 (1)     1,305,387                            $ 111,003
     Client trust payable                                                 --
     Due to Stockholder                                25,247                (1)        25,247                                   --
     Current maturities of long-term debt             740,126        100,000 (1)       740,126                              100,000
     Current maturities of capital lease                                                    --                                   --
         obligations                                   34,718             -- (1)        34,718                                   --
     Deferred revenue                                      --          3,574                --                                3,574
     Warehouse lines of credit                      3,415,672             -- (1)     3,415,672                                   --
     Liabilities of discountinued operations                                                   (1)       6,067,798        6,067,798
                                                 ------------    -----------                                          -------------

         Total current liabilities                  5,539,111        196,616                                              6,282,375

Long-term liabilities:
     Long-term debt, less current maturities          531,648             -- (1)       531,648                                   --
     Capital lease obligation less current
        maturities                                         --                                                                    --
     Amount due to related party                       15,000             -- (1)        15,000                                   --
                                                 ------------    -----------

         Total long-term liabilities                  546,648             --                                                     --

Stockholders' equity (deficiency):
     Preferred stock:
         Series C                                     100,000             -- (2)       100,000                                   --
         Series E                                     170,000             -- (2)       170,000                                   --
         Series F                                     105,000             -- (2)       105,000                                   --
         Series G                                     200,000             -- (2)       200,000                                   --
         Series I                                      12,500             -- (2)        12,500                                   --
         Series L                                   1,000,000             -- (2)     1,000,000                                   --
         Series M                                          --             --                --                  --               --
         Series N                                   2,250,000                (2)     2,250,000                                   --
     Class B common stock                               2,101             -- (2)         2,101                                   --
     Class D common stock                                  --             --                                                     --
     Common stock                                      55,861            327                   (2)          32,371           93,559
                                                                                               (1)           5,000
     Additional paid-in capital                     1,543,194      1,067,332 (2)        32,371 (2)         3839601          (96,352)
                                                                             (1)     6,599,108 (1)          85,000

     Deferred stock comensation                            --       (121,875)                                              (121,875)
     Accumulated deficit                           (6,599,108)    (1,083,931)(1)        90,000 (1)       6,599,108       (1,173,931)
                                                 ------------    -----------                                          -------------

         Total stockholders' equity (deficiency)   (1,160,452)      (138,147)                                            (1,298,599)
                                                 ------------    -----------                                          -------------

                                                 $  4,925,307    $    58,469      $ 21,554,185        $ 21,554,185    $   4,983,776
                                                 ============    ===========                                          =============

                 OCEAN WEST HOLDING CORPORATION AND SUBSIDIARIES
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 2005

                                                                                  Proforma Adjustments
                                                                            ---------------------------------
                                         Ocean West
                                          Holding
                                        Corporation      Infobyphone            Debit               Credit
                                        ------------     ------------       ------------         ------------
      Revenue                           $  2,746,976     $      2,732 (1)   $  2,746,976                         $      2,732
Operating expenses:
      Other general and administrative
         expenses                          1,857,145           33,545                    (1)        1,767,288         123,402
      Salaries and wages                   1,008,473               --                    (1)        1,008,473              --
      Research and development                                    900                                                     900
      Cost of revenue                                          45,999                                                  45,999
      Professional fees                                        33,121                                                  33,121
      Payroll expense                                         121,696                                                 121,696
      Interest                                                    307                                                     307
      Stock compensation                                       56,250 (1)         90,000                              146,250
      Payroll taxes                          185,965                                     (1)          185,965              --
      Depreciation & Amortization              7,090               --                    (1)            7,090              --
                                        ------------     ------------                                            ------------
          Total operating expenses         3,058,673          291,818                                                 471,675

(Loss) income from operations               (311,697)        (289,086)                                               (468,943)

(Loss) income before provision for
   income taxes                             (311,697)        (289,086)                                               (468,943)

Provision for income taxes                        --
                                        ------------     ------------                                            ------------

Discontinued operations                                               (1)        221,840                              221,840

Net (loss) income                           (311,697)        (289,086)                                               (690,783)

Dividends on preferred shares                 74,558               --                                                      --
                                        ------------     ------------                                            ------------

Net (loss) income applicable to
   common stockholders                  $   (386,255)    $   (289,086)                                           $   (690,783)
                                        ============     ============                                            ============

                 Ocean West Holding Corporation and Subsidiaries

           Notes to Unaudited Pro Forma Condensed Financial Statements

(1) Pro Forma Adjustments

Ocean West Holding Corporation (the "Company") ended its fiscal year on September 30, 2004 . The fiscal year of InfoByPhone ended on December 31, 2004. The unaudited pro forma condensed statement of income for the year ended September 30, 2004 is derived from Ocean West Holding Corporation's audited statement of income for the year ended September 30, 2004 and the InfoByPhone audited statement of income for the period January 7, 2004 (Inception) to December 31 , 2004.

Ocean West Holding Corporation unaudited pro forma financial statements for the period ended March 31, 2005, include the unaudited pro forma condensed statement of income for the six months ended March 31, 2005 and is derived from Ocean West Holding Corporation's unaudited statement of income for the six months ended March 31, 2005 and the InfoByPhone's unaudited statement of income for the three months ended March 31, 2005.

Pro forma adjustments were made to the unaudited pro forma condensed balance sheet to reflect the transaction to issue shares of InfoByPhone. As a result of the merger, the net assets of InfoByPhone are recorded at their historical cost and the net assets of Ocean West Enterpises were recorded using the purchase method of accounting. On May 23, 2005, the Company declared a dividend of Ocean West Enterprises stock to the Company's shareholders of record as of that date, the Company needs to effect a registration statement under the Securities Act of 1933 in order to complete the distribution of Shares. The assets, liabilities and statement of operations have been recorded as discontinued operations.

(2) Pro Forma Capital Contribution

Holders of Ocean West Holding Corporation Preferred Stock Series C, E, F, G, I, L and Series B Common Stock agreed to return and did contribute all of such shares of capital stock to the Company. In partial exchange for the above shareholder contribution to capital the Company declared a dividend of 100% of the Common Stock of its wholly-owned subsidiary Ocean West Enterprises, Inc. ("OWE") to the holders of record of the Company's Common Stock on May 23, 2005. Although the dividend was declared the Company needs to effect a registration statement under the Securities Act of 1933 in order to complete the distribution of shares. In addition, as of May 23, 2005, OWE assumed and the Company assigned to OWE all liabilities of the Company pursuant to an Assignment and Assumption of Liabilities Agreement filed as Exhibit 10.1 hereto.